FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 14, 2007

                              Rub A Dub Soap, Inc.
                              --------------------
             (Exact name of registrant as specified in its charter)



         Nevada                333-98315                   84-1609495
 ----------------------   -------------------   -------------------------------
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)


               2591 Dallas Parkway, Suite 102, Frisco, Texas75034
               --------------------------------------------------
           (Address of principal execute offices, including zip code)

                                  (469)633-0100
                                  -------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02   Unregistered Sales of Equity Securities
            ---------------------------------------

            On February 14, 2007, the Board of Directors authorized the issuance of 160,600 restricted shares of common stock to Halter Capital Corporation ("Halter") in full payment of $28,265.45 of expenses paid by Halter on behalf of the Registrant for various legal and accounting expenses during the calendar year 2006. Halter is an affiliate of the directors. The Board determined the price per share based upon the average trading prices of the shares during 2006, during which time 252,349 shares were traded with a market value of $44,444. The shares were exempt from registration under Section 4(2) of the Securities Act of 1933.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 16, 2007      Rub A Dub Soap, Inc.
                                (Registrant)

                                By:/s/ Kevin Halter, Jr.
                                   -----------------------
                                Kevin Halter, Jr., President and Chief Executive Officer











                                       2